Events after the balance sheet date	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date
12. Events after the balance sheet date
On 20 July 2022 we announced that agreement had been reached with the Australian Taxation Office (ATO) on all tax matters in dispute. We also reached agreement with the Inland Revenue Authority of Singapore in relation to transfer pricing for the same historical years (2010 to 2021). In the second half of 2022, we will pay additional tax of A$613 million to the ATO, relating to this agreement. This was fully provided for at 30 June 2022.

There were no other significant events after the balance sheet date requiring disclosure.